NATURE OF OPERATIONS	12 Months Ended
Dec. 31, 2021
Organization, Consolidation and Presentation of Financial Statements [Abstract]
NATURE OF OPERATIONS	NATURE OF OPERATIONS
Dole plc is engaged in the worldwide sourcing, processing, distributing and marketing of high-quality fresh fruit and vegetables. Dole is a premier global leader in fresh produce, and the Company’s most significant products hold leading positions in their respective categories and territories. Dole is one of the largest producers of fresh bananas and pineapples, the largest global exporter of grapes, one of the industry leaders in value added salads and fresh packed vegetables in the United States (the “U.S.”) and has a growing presence in categories such as berries, avocados and organic produce.
Dole conducts operations throughout North America, Latin America, Europe, Asia, the Middle East and Africa (primarily in South Africa). As a result of its global operating and financing activities, Dole is exposed to certain risks, including fluctuations in commodity and fuel costs, interest rates and foreign currency exchange rates, as well as other environmental and business risks in sourcing and selling locations.
Dole offers over 300 products grown and sourced both locally and globally from over 30 countries in various regions and distributed and marketed across retail, wholesale and food service channels in over 75 countries. The Company operates through a number of business-to-business and business-to-consumer brands, the most notable being the primary Dole brand (“DOLE brand”).
Dole is incorporated in Ireland and was formed as a result of the combination of Total Produce and Legacy Dole. On February 16, 2021, Total Produce, Legacy Dole and the C&C Parties entered into a binding transaction agreement to combine Total Produce and Legacy Dole under a newly created entity, later named Dole plc, listed publicly in the U.S. Prior to the Merger, Total Produce had a 45% ownership interest in Legacy Dole.
On July 29, 2021, the Merger between Total Produce and Legacy Dole occurred in the following manner: (i) shares in Total Produce were exchanged for shares in Dole plc through a scheme of arrangement at a fixed exchange ratio, and (ii) Legacy Dole merged with a subsidiary of Dole plc via a reverse triangular merger. Through the Merger, Total Produce shareholders and the C&C Parties received 82.5% and 17.5%, respectively, of the shares in Dole plc outstanding immediately prior to the IPO Transaction.
On July 30, 2021, Dole plc consummated its IPO on the NYSE under the ticker symbol “DOLE”. In the IPO, Dole issued 25,000,000 shares of common stock at $16.00 per share. In addition, on August 30, 2021, an additional 1,779,062 shares of common stock were issued to the underwriters upon their exercise of the option to purchase them at the price of $16.00 per share. In the year ended December 31, 2021, total gross proceeds from the issuance of shares were $428.5 million, and after underwriting fees and other issuance costs of $29.6 million, net proceeds were $398.9 million. The proceeds from the IPO Transaction were used to fund the payment of outstanding debt balances.
See Note 4 “Business Combinations and Transactions” for additional detail on the Merger and the IPO Transaction.